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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event report):  May 21, 1999



                            GREENPOINT CREDIT CORP.

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               (exact name of registrant as specified in charter)



                                    DELAWARE

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                 (state or other jurisdiction of incorporation)




                                   333-59731

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                            (commission file number)



                                   13-4002891

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                      (I.R.S. Employer Identification Number)



                            10089 Willow Creek Road
                          San Diego, California  92131
                                 (619) 530-9394

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                 (address and telephone number of registrant's
                          principal executive offices)
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Item 1.    CHANGES IN CONTROL OF REGISTRANT.

           Not applicable.

Item 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           Not applicable.

Item 3.    BANKRUPTCY OR RECEIVERSHIP.

           Not applicable.

Item 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           Not applicable.

Item 5.    OTHER EVENTS

           FILING OF OPINION AND CONSENT OF COUNSEL, CONSENT OF ACCOUNTANTS AND CERTAIN COMPUTATIONAL MATERIALS.*

          In connection with the offering of GreenPoint Credit Manufactured Housing Contract Trust Pass-Through Certificates, Series 1999-3 (the "Publicly Offered Certificates"), Orrick, Herrington & Sutcliffe LLP ("Orrick") will deliver its opinion relating to certain tax matters and which contains Orrick's consent to use of their name in the Prospectus Supplement, dated May 21, 1999 (the "Prospectus Supplement," and together with the related Prospectus, dated May 21, 1999, the "Prospectus"), of the Registrant relating to the Publicly Offered Certificates and filed pursuant to Rule 424(b). The opinion of Orrick is attached hereto as Exhibit 8.1.

          PricewaterhouseCoopers LLP has consented to the use of their name in the "Experts" section of the Prospectus Supplement. The consent of PricewaterhouseCoopers LLP is attached hereto as Exhibit 23.1.

          Lehman Brothers Inc. and Salomon Smith Barney Inc., as the underwriters of the Publicly Offered Certificates, have prepared certain materials (the "External Computational Materials") for distribution to potential investors in the offering of the Publicly Offered Certificates. For purposes of this Form 8-K, External Computational Materials shall mean computer generated materials of charts displaying, with respect to the Publicly Offered Certificates, any of the following: yield, average life, duration, expected maturity, interest rate sensitivity, loss sensitivity, cash flow characteristics, background information regarding the loans, the proposed structure, decrement tables, or similar information (tabular or otherwise) of a statistical mathematical, tabular or computational nature. Certain of the External Computational Materials prepared by Lehman Brothers Inc. are attached hereto as Exhibit 99.1. Certain of the External Computational Materials prepared by Salomon Smith Barney Inc. are attached hereto as Exhibit 99.2.


*Terms used herein without definition shall have the meanings assigned to them in the Prospectus.
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Item 6.    RESIGNATIONS OF REGISTRANT'S DIRECTORS.

           Not applicable.


Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (a)  Not applicable.

           (b)  Not applicable.

           (c)  Exhibit Numbers:


          The following are filed herewith. The exhibit numbers correspond with
Item 601(b) of Regulation S-K.

     8.1. Opinion of Orrick, Herrington & Sutcliffe LLP with respect to tax matters.

     23.1  Consent of PricewaterhouseCoopers LLP.

     99.1  External Computational Materials prepared by Lehman Brothers Inc.

     99.2  External Computational Materials prepared by Salomon Smith Barney
           Inc.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     GREENPOINT CREDIT CORP.

                                     By:   /s/ Charles O. Ryan
                                        -----------------------------
                                        Name:  Charles O. Ryan
                                        Title:  Senior Vice President

                                     Dated: May 24, 1999
                                            San Diego, California
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                                 EXHIBIT INDEX



    Exhibit Numbers
    ---------------

        8.1.      Opinion of Orrick, Herrington & Sutcliffe LLP with respect to tax matters.

        23.1      Consent of PricewaterhouseCoopers LLP.

        99.1      External Computational Materials prepared by Lehman Brothers Inc.

        99.2      External Computational Materials prepared by Salomon Smith Barney Inc.
